SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 27, 2000
                           Ursus Telecom Corporation
          (Exact name of registrant as specified in its charter)


      Florida                         333-46197               65-0398306
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation or Organization     File Number)          Identification No.)


        440 Sawgrass Corporate Parkway, Suite 112, Sunrise, Florida 33325
                     (Address of Principal Executive Offices)

         Registrant's telephone number, including area code (954-846-7887)



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ITEM 5.  OTHER EVENTS

On October 27, 2000 the Board of Directors of Ursus Telecom Corporation (the "Company") asked the then President and Chief Operating Officer of the Company, Jeffrey Chaskin, to take a temporary leave of absence. Following this request, on October 30, 2000, Jeffrey Chaskin resigned as President and Chief Operating Officer of the Company and on November 2, 2000 filed suit against the Company alleging that the Company had breached the employment agreement between the parties.

Mr. Luca Giussani, CEO of the Company, will assume management of the day-to-day operations of the Company with assistance from Mr. Juan Jose Pino, Chief Marketing Officer, and other senior managers of the Company.

Attached hereto as Exhibit 99 is the press release issued by the Company on November 10, 2000.

ITEM 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1   Press release dated November 10, 2000.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    URSUS TELECOM CORPORATION


                                  By: /s/ Johannes S. Seefried
                                     ---------------------------
                                      Johannes S. Seefried
                                      Chief Financial Officer
                                      and authorized officer of registrant


Dated: November 13, 2000